UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 7, 2020

ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD Disclosure
The information contained in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished by Ellington Financial Inc. (the "Company") pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.
On April 7, 2020, the Company issued a press release announcing its estimated book value per share of common stock as of March 31, 2020 and other business updates. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events

On April 7, 2020, the Company issued a press release announcing that its Board of Directors had declared a dividend of $0.08 per share of common stock. The dividend will be paid on May 26, 2020 to stockholders of record on April 30, 2020. On April 7, 2020, the Company issued a press release announcing that its Board of Directors had declared a dividend of $0.421875 per share on the Company’s 6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock. The preferred dividend will be paid on April 30, 2020 to stockholders of record on April 17, 2020. A copy of the press release is filed herewith as Exhibit 99.1 to this current report on Form 8-K and the information related to the dividend is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K.

99.1    Press release dated April 7, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	April 7, 2020	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer